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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANT'S
                      -----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 23, 2000, relating to the financial statements and financial statement schedule of Technology Solutions Company, which appears in Technology Solutions Company's Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers
PricewaterhouseCoopers

Chicago, Illinois
July 26, 2000